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                                                                   EXHIBIT 10.25

                          LEASE MODIFICATION AGREEMENT

         THIS LEASE MODIFICATION AGREEMENT, is made and entered into as of the 28th day of August 1997, between SUNBEAM PROPERTIES, INC., a Florida corporation (hereinafter referred to as "Lessor"), and AVTEAM, INC., (SUCCESSOR TO INTERSTAR TRADING CORP.), a Florida corporation (hereinafter referred to as "Lessee").

         WHEREAS, Lessor and Lessee entered into a lease agreement (the "Original Lease") dated December 28, 1994 for the property known as 3230 Executive Way, Miramar, Florida 33025 (the "Original Premises");

         WHEREAS, Lessor and Lessee subsequently entered into a second lease (the "Second Lease") dated November 13, 1995 for the property known as 3820 Executive Way, Miramar, Florida 33025 (the "Second Premises");

         WHEREAS, Lessee desires to lease and additional +46,080 square feet contiguous to the Original Premises (the "Expansion Area"); and

         WHEREAS, Lessee desires to vacate the Second Premises and terminate the Second Lease.

         NOW, THEREFORE, in consideration of the mutual benefits to the parties and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. LEASED PREMISES. Subject to and upon the terms and conditions set forth in the Original Lease and herein, Lessor hereby leases to Lessee and additional +46,080 square feet contiguous to the Original Premises as more particularly described in Exhibit "A" attached hereto (hereinafter referred to as the "Expansion Area"). Said additional shall expand the Original Premises to 94,883 square feet.

         2. TERM. The Term of the Original Lease is hereby extended thru December 31, 2002.

         3. OCCUPANCY. The tenant currently occupying the Expansion Area ("Dillard") is scheduled to vacate such space by no later than November 15, 1997. The date upon which Dillard actually vacates the Expansion Area is hereby defined to be the "Occupancy Date" and is the date upon which Lessee shall be provided occupancy of the Expansion Area.

         4. RENT. Based upon an Occupancy Date of November 15, 1997, the rent for the Original Premises shall be increased by $21,389.72 (46,080 square feet times $5.57 per square foot) commencing on JANUARY 1, 1998.

         A revised rent schedule is presented below:

$22,670.62 per month plus State Sales Tax from August 1, 1997 thru December 31, 1997
$44,043.42 per month plus State Sales Tax from January 1, 1998 thru July
31, 1998
$45,805.16 per month plus State Sales Tax from August 1, 1998 thru July
31, 1999
$47,637.37 per month plus State Sales Tax from August 1, 1999 thru July
31, 2000
$49,542.86 per month plus State Sales Tax from August 1, 2000 thru July
31, 2001
$51,524.58 per month plus State Sales Tax from August 1, 2001 thru July
31, 2002
$53,585.56 per month plus State Sales Tax from August 1, 2002 thru
December 31, 2002.

In the event the Occupancy Date is delayed BEYOND November 30, 1997, the increase in Rent described above and the adjustment to Lessee's Proportionate Share of Expenses described in Paragraph 6 below




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shall be delayed one day for each day of delay. Any such adjustments made to reflect this delay shall be mutually agreed to in writing by Lessee and Lessor.

Notwithstanding any such delay, the term of the Original Lease shall expire December 31, 2002.

         5. VACATION. (a) The obligations under the second Lease between Lessee and Lessor for the Second Premises shall terminate upon the Occupancy Date. Any obligations of the Lessee and Lessor accruing prior to such termination (including but not limited to Rent, Lessee's Proportionate Share of Expenses and Lessee's obligation to leave the Second Premises in good condition, reasonable wear and tear excepted), shall survive such termination.

         (b) In the event Lessee does not vacate the Second Premises within thirty (30) calendar days of the Occupancy Date, Lessee shall pay as a penalty the monthly rent due for the Original Premises and the Expansion Area as defined in this Lease Modification Agreement PLUS the monthly rent due for the Second Premises as scheduled in the Second Lease.

         (c) Notwithstanding anything to the contrary contained herein, in the event Dillard does not vacate the Expansion Area by January 31, 1998, this Lease Modification Agreement shall be null and void.

         6. LESSEE'S PROPORTIONATE SHARE OF EXPENSES. To reflect Lessee's expansion, effective JANUARY 1, 1998 Lessee's estimated monthly payments toward Lessee's Proportionate Share of Expenses as described in Paragraph 28 of the Original Lease shall be increased to $12,850.00 plus State Sales Tax and Lessee's Proportionate Share of Expenses shall increase to 62.752% (94,883 sq. ft./151,202 sq. ft.).

         7. Lessee represents and warrants that Robert Mortensen of Robert Mortensen & Associates, Inc. is the only broker which may be due a commission, fee or other sum which is now or in the future may be due and payable with regard to this Lease Modification Agreement. Said fee shall be paid by Lessor. Lessor and Lessee agree to indemnify and hold each other harmless from any and all liability for the payment of any other such commissions, fees and other sums.

         8. SECURITY DEPOSIT. Lessor shall continue to hold the Security Deposit of $40,000.00.

         9. AS-IS. Lessee hereby agrees to accept the Expansion Area in REASONABLE "as-is" condition (ORDINARY WEAR AND TEAR EXCEPTED), as of the Occupancy Date, subject to the Expansion Area being "broom-swept" with all debris removed and all mechanical, electrical and plumbing systems in good working order.

         10. RENEWAL OPTION. The term and rent schedule for the renewal option in Paragraph 38 of the Lease is hereby amended to be as follows:

$55,728.98 per month plus State Sales Tax from January 1, 2003 thru December 31, 2003
$57,958.14 per month plus State Sales Tax from January 1, 2004 thru
December 31, 2004
$60,276.46 per month plus State Sales Tax from January 1, 2005 thru December 31, 2005
$62,687.52 per month plus State Sales Tax from January 1,
2006 thru December 31, 2006
$65,195.02 per month plus State Sales Tax from January 1, 2007 thru
December 31, 2007

         11. PARKING. Commencing upon the Occupancy Date, Lessee will have the use of one-hundred and thirty-seven (137) parking spaces subject to the conditions of Paragraph 32 of the Original Lease.

         12. EFFECTIVENESS. This Agreement shall be effective as of the date hereof. Except as specifically amended herein, the Original Lease shall remain in full force and effect and is hereby ratified




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and confirmed in all respects, and except as otherwise provided herein, the
Original Premises (and the expansion thereof) shall be subject to all of the terms and conditions of the Lease.



                                                 LESSOR

                                                 SUNBEAM PROPERTIES, INC.

                                                 By:     /S/   ANDREW L. ANSIN
                                                     -------------------------
                                                     Andrew L. Ansin
                                                     Vice President

                                                 Date:  AUGUST 28, 1997
                                                      -----------------





                                                 LESSEE

                                                 AVTEAM, INC. (SUCCESSOR TO
                                                 INTERSTAR TRADING CORP.)

                                                 By     /S/   DONALD GRAW
                                                    --------------------------
                                                    Donald Graw
                                                    President

                                                 Date:  AUGUST 28, 1997
                                                      -----------------





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